Exhibit 99.1

Patriot Scientific Corporation and Mosaic ImmunoEngineering Inc. Enter into Definitive Merger Agreement

Carlsbad and Novato, Calif., August 24, 2020 – Patriot Scientific Corporation (the “Company” or “Patriot”) (OTC PINK: PTSC) and Mosaic ImmunoEngineering Inc., (“Mosaic”) announced today that they have entered into a definitive agreement under which a wholly-owned subsidiary of Patriot will merge with Mosaic through the issuance of convertible preferred stock. The merged company will focus on advancing its immunotherapy pipeline of products including intra-tumoral immunotherapy of cancer and its modular vaccine platform.

“Patriot was able to create substantial shareholder value for many years through licensing of our broad microprocessor intellectual property patents. However, we recently began to evaluate new opportunities to create stockholder value with the expiration of our patents and unsuccessful court appeals. As part of this process, we evaluated a number of opportunities and we believe that the technology platform at Mosaic has the opportunity to create tremendous shareholder value.” said Carlton Johnson, interim president and interim chief financial officer of Patriot. “Mosaic has a broad technology platform with potential in cancer and infectious diseases. We believe this union represents a great opportunity for the stockholders of both companies.”

As part of the merger, Mr. Johnson will remain onboard in his executive duties through August 28th to ensure a smooth management transition.

“We appreciate the thorough approach that the board of directors at Patriot took in considering strategic alternatives and we feel that this union has the potential to create significant value for stockholders of both companies moving forward.” stated Steven King, president and CEO of Mosaic. “Our technology platforms have broad potential to treat and prevent diseases that span oncology and infectious diseases. The underlying research supporting our product pipeline and technology platforms has been extensive over the past 10 years with funding of over $20 million. We look forward to providing more details regarding our development plans in these areas over the coming weeks.”

About the Transaction

The merger is structured as a stock-for-stock transaction whereby all of Mosaic’s outstanding shares of Class A and Class B common stock will be exchanged for Patriot’s Series A and Series B Preferred Stock. A subsidiary of Patriot will buy from the stockholders of Mosaic 630,000 shares of its Class A common stock and 70,000 shares of its Class B common stock, representing 100% of the issued and outstanding common stock of Mosaic, in exchange for 630,000 shares of the Patriot’s Series A Convertible Preferred Stock (“Series Preferred”) and 70,000 shares of Patriot’s Series B Convertible Preferred Stock (“Series B preferred), respectively. Each share of the Series A Preferred; shall (a) convert into 5,097.053 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, and (c) have no dividend rate. Each share of the Series B Preferred; shall (a) convert into 5,734.185 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations. On a fully diluted, as converted basis, it is anticipated that Patriot’s equityholders immediately prior to the merger will own 10% of the combined company and Mosaic’s equityholders immediately prior to the merger will own 90% of the combined company.

Law Office of Otto E. Sorensen is serving as legal counsel to Patriot and Duane Morris LLP is serving as legal counsel to Mosaic IE.

No Offer or Solicitation

This communication will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

1

A more complete description of the terms of and conditions of the transaction can be found in Patriots’ Form 8-K to be filed with the SEC on August 25, 2020, and in the Stock Purchase Agreement, which will be filed as an exhibit to that Form 8-K.

About Patriot Scientific Corporation

Patriot Scientific Corporation is publicly traded company with a long history focused on licensing its patented microprocessor technologies through broad and open licensing and by litigating against those who may have infringed on its patents. The company has licensed its technology to over 100 companies through its joint-venture Phoenix Digital Solutions. On November 4, 2019, the Supreme Court of the United States denied its application to review a lower court’s decision that was adverse to its patented microprocessor technologies and its patents were no longer enforceable, and therefore, company had begun planning for its future by exploring alternatives and a new line of business.

About Mosaic ImmunoEngineering Inc.

Mosaic ImmunoEngineering Inc. is a private biotechnology company focused on bridging immunology and engineering to develop novel immunotherapies to treat and prevent cancer and infectious diseases. Mosaic is developing virus-like nanoparticle-based (“VLP”) technologies for the treatment and prevention of cancer and infectious diseases in humans and for veterinary use. The technology has broad potential for the treatment of many different types of cancer and the lead product candidates supported by numerous publications and grant funding. In addition, the technology also has direct application as part of a vaccine platform which has already generated promising data in both cancer and infectious diseases, including COVID-19 through research that is being funded by the National Science Foundation. For additional information about Mosaic, please visit MosaicIE.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. For example, we are using forward-looking statements when we discuss Patriot’s future operations and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones and related timing; the nature, strategy and focus of Patriot’s business; and the development and commercial potential and potential benefits of any of Patriot’s product candidates. Patriot may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on Patriot’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Patriot that could differ materially from those described in or implied by the statements in this press release, including: the uncertainties associated with advancing Mosaic’s multiple products into clinical trials, the clinical development and regulatory approval of Mosaic’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the potential that earlier preclinical studies of Mosaic’s product candidates may not be predictive of future results; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm Patriot’s financial condition and increase its costs and expenses; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the those risks discussed in Patriot’s filings with the Securities and Exchange Commission. Except as otherwise required by law, Patriot disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether, as a result of new information, future events or circumstances or otherwise.

CONTACT:

Steven King, President and CEO
Mosaic ImmunoEngineering Inc.
info@mosaicie.com

2